Income Taxes	12 Months Ended
Dec. 31, 2020
Income Tax Disclosure [Abstract]
Income Taxes	INCOME TAXES
The components of our income tax provision for the years ended December 31, were as follows:

(millions)	2020	2019	2018
Current tax provision
Federal	$1,395.7	$1,133.2	$673.1
State	35.6	27.3	21.5
Deferred tax expense (benefit)
Federal	35.8	16.8	(145.9)
State	1.5	3.0	(6.1)
Total income tax provision	$1,468.6	$1,180.3	$542.6

The provision for income taxes in the accompanying consolidated statements of comprehensive income differed from the statutory rate for the years ended December 31, as follows:

(millions)	2020		2019		2018
Income before income taxes	$7,173.2		$5,160.3		$3,163.6
Tax at statutory federal rate	$1,506.4	21%	$1,083.7	21%	$664.4	21%
Tax effect of:
Reversal of prior year tax credits	0	0	163.2	3	0	0
Tax credits[1]	(5.4)	0	(43.9)	(1)	(76.3)	(2)
Stock-based compensation	(22.7)	(1)	(25.9)	(1)	(25.1)	(1)
Tax-deductible dividends	(25.1)	(1)	(14.6)	0	(14.6)	0
Tax-preferenced investment income	(15.2)	0	(14.0)	0	(15.6)	(1)
Nondeductible compensation expense	6.4	0	8.1	0	(0.2)	0
State income taxes, net of federal taxes	29.3	1	24.0	1	12.2	0
Other items, net	(5.1)	0	(0.3)	0	(2.2)	0
Total income tax provision	$1,468.6	20%	$1,180.3	23%	$542.6	17%
[1] Includes $0, $38.1 million, and $71.0 million for 2020, 2019, and 2018, respectively, of benefits on investments in federal renewable energy tax credit funds.

In late December 2018, we learned of allegations of potential fraudulent conduct by the sponsor of three tax credit fund investments we made from 2016 through 2018, including information about ongoing federal investigations. Based on our investigations and other information that became available to us, we concluded the sponsor had committed fraud through these tax credit funds and that all the tax credits and other tax benefits related to those investments were not valid. As a result, during 2019, we increased our provision for income taxes by $163.2 million ($252.0 million current income taxes payable, offset by $88.8 million reduction of deferred tax liability), principally reflecting the total reversal of the tax credits and other tax benefits previously recognized from certain renewable energy investments, plus interest. In addition, we paid $100.0 million related to the 2018 tax year, which reduced net taxes payable, and made protective deposits of $152.1 million for tax years 2017 and 2016. During 2020, $48.8 million of this deposit was applied against our 2016 tax liability, including interest. The remaining protective deposit of $103.3 million is included in other assets on our consolidated balance sheets. The principals of the sponsor and various other individuals have pleaded guilty to federal criminal charges relating to the fraudulent tax credit funds.

Deferred income taxes reflect the effect for financial statement reporting purposes of temporary differences between the financial statement carrying amounts and the tax bases of assets and liabilities. The following table shows the components of the net deferred tax asset (liability) at December 31, 2020 and 2019, respectively.

(millions)	2020	2019
Federal deferred income tax assets:
Unearned premiums reserve	$552.5	$498.2
Non-deductible accruals	238.2	181.8
Loss and loss adjustment expense reserves	170.0	153.3
Operating lease liabilities	37.4	42.3
Investment basis difference	18.6	27.4
Hedges on forecasted transactions	4.1	4.4
Other	25.8	15.3
Federal deferred income tax liabilities:
Net holding period gains on equity securities	(620.5)	(472.2)
Deferred acquisition costs	(259.8)	(221.9)
Net unrealized gains on fixed-maturity securities	(253.4)	(96.5)
Property and equipment	(105.6)	(108.6)
Loss and loss adjustment expense reserve transition adjustment	(39.3)	(47.2)
Operating lease assets	(37.4)	(42.3)
Intangible assets	(27.6)	(38.9)
Prepaid expenses	(5.5)	(4.8)
Other	(7.5)	(8.3)
Net federal deferred income taxes	(310.0)	(118.0)
State deferred income tax assets[1]	11.9	15.2
State deferred income tax liabilities[1]	(4.0)	(1.2)
Total	$(302.1)	$(104.0)
[1] Recorded in “other assets” and “accounts payable, accrued expenses, and other liabilities,” respectively, on the consolidated balance sheets; the prior year amounts were reclassified into these line items from “net federal deferred income taxes” to conform to the current year presentation.

Although realization of the deferred tax assets is not assured, management believes that it is more likely than not that the deferred tax assets will be realized based on our expectation that we will be able to fully utilize the deductions that are ultimately recognized for tax purposes and, therefore, no valuation allowance was needed at December 31, 2020 or 2019.
At December 31, 2020 and 2019, we had $163.5 million and $224.0 million, respectively, of net taxes payable (included in other liabilities on our consolidated balance sheets). Net taxes payable included the impact from the reversal of the tax credit benefits for 2017 and 2016.
The Progressive Corporation and its subsidiaries file a consolidated federal income tax return. Effective April 2018, we acquired additional shares of ARX Holding Corp. (“ARX”) to increase our ownership above 80%. As a result, ARX and its subsidiaries were first included in The Progressive Corporation consolidated federal income tax return for the period from April 2018 to December 31, 2018. ARX filed a final consolidated federal income tax return with its subsidiaries for the period from January to March 2018.
The Progressive Corporation and its eligible subsidiaries participated in the Compliance Assurance Program (CAP) from 2007 through 2018. Under CAP, the IRS begins its examination process for the tax year before the tax return is filed, by examining significant transactions and events as they occur; however, a CAP examination does not include equity investments in pass-through entities in which the taxpayer owns less than 100% (e.g., partnerships, joint ventures, etc.). The goal of the CAP program is to expedite the exam process and to reduce the level of uncertainty regarding a taxpayer’s tax filing positions.
All federal income tax years prior to 2017 are closed to examination for The Progressive Corporation. The IRS CAP exams for 2017 and 2018 for The Progressive Corporation have been completed and the returns were accepted as filed. We consider these years to be effectively settled (other than with respect to equity investments in pass-through entities). The 2019 and 2020 tax years remain open to examination.
For the tax year ended March 2018, and for 2017 and prior years, ARX and its eligible subsidiaries filed their own consolidated federal income tax returns. All tax years prior to 2017 are closed and the 2017 and short 2018 tax years remain open to examination.
The statute of limitations for state income tax purposes generally remains open for three to four years from the return filing date, depending upon the jurisdiction. There has been no significant state income tax audit activity.
We recognize interest and penalties, if any, as a component of income tax expense. For the years ended December 31, 2020, 2019, and 2018, $0, $9.9 million, and $0, respectively, of interest and penalties expense has been recorded in the tax provision. We have not recorded any unrecognized tax benefits, or any related interest and penalties, as of December 31, 2020 and 2019.